UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21411

Eaton Vance Senior Floating-Rate Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Senior Floating-Rate Trust (EFR) Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2012

Eaton Vance

Senior Floating-Rate Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	40

Federal Tax Information	41

Annual Meeting of Shareholders	42

Dividend Reinvestment Plan	43

Management and Organization	45

Important Notices	47

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market generated solid results for the 12-month period ended October 31, 2012, as measured by the 8.48% return of the S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the asset class. Returns of the Index reflected an increase in loan prices, plus investment income.

Throughout the past 12 months, the floating-rate market exhibited resilience amid low U.S. economic growth and uncertainty regarding U.S. fiscal policy. This resilience was due to favorable market technical and fundamental conditions. The net supply of floating-rate loans was moderate, as loan repayments by issuers helped offset new issue supply coming to market. At the same time, demand strengthened. Improved economic data and the U.S. Federal Reserve’s pledge to keep interest rates low appeared to have fueled investors’ appetite for higher-yielding alternatives to government bonds. Other investors turned to floating-rate loans for protection against potentially rising interest rates. In the institutional market, buying by pension funds, hedge funds, structured vehicles, and other institutional investors, such as relative value crossover strategies, also increased as the period progressed. For the period, the modest growth in the overall supply of loans was easily absorbed due to widespread investor demand.

In terms of issuer fundamentals, improving corporate balance sheets and better-than-expected earnings growth also helped bolster loans. Furthermore, the default rate in the market remained well below longer-term averages, ending October 31, 2012 at 1.1% by principal amount on a last-12-months basis, according to S&P Leveraged Commentary & Data (LCD).

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance Senior Floating-Rate Trust (EFR) (the Trust) shares at net asset value (NAV) had a total return of 12.31%, outperforming the 8.48% return of the Trust’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index).

Contributing to relative performance versus the Index was the Trust’s allocation to high-yield corporate bonds, which outperformed loans during the period. The Index does not include high-yield bonds. Similarly, the Trust’s use of leverage5 aided relative performance versus the Index by amplifying the Trust’s positive performance. The Index does not use leverage.

Underweight exposures to utilities and telecommunications helped bolster relative results versus the Index, as these segments underperformed the overall loan market.

The Trust’s underweight to the lower-quality segment of the market detracted from performance relative to the Index. The Trust’s holdings were biased toward higher-quality BB- and B-rated7 loans. At the same time, the Trust had an underweight to CCC-rated loans. For the year, BB-rated loans in the Index returned 6.60%, B-rated loans in the Index gained 10.12% and CCC-rated loans in the Index rose 9.93%. Within the BB- and B-rated space, the Trust had a more pronounced overweight to the higher-rated BB-ratings tier, providing a further drag on relative results versus the Index.

In terms of industry allocation, the Trust’s underweight exposure to publishing and financial intermediaries — which outperformed the broad market — and overweight exposure to the leisure goods/activities/movies segment — which underperformed the broad market — also were a drag on performance relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Peter M. Campo, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	11/28/2003	12.31%	5.40%	5.49%
Fund at Market Price	—	19.66	8.25	5.95
S&P/LSTA Leveraged Loan Index	11/28/2003	8.48%	5.21%	5.25%

% Premium/Discount to NAV
				3.97%

Distributions[4]
Total Distributions per share for the period				$1.052
Distribution Rate at NAV				7.14%
Distribution Rate at Market Price				6.87%

% Total Leverage[5]
Auction Preferred Shares (APS)				15.73%
Borrowings				20.96

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Fund Profile

Top 10 Holdings (% of total investments)6

Intelsat Jackson Holdings Ltd.	1.2%
Rite Aid Corporation	1.2
HCA, Inc.	1.0
Aramark Corporation	1.0
Asurion LLC	1.0
Calpine Corp. (corporate bond)	0.9
UPC Broadband Holding B.V./UPC Financing Partnership	0.8
Alliance Boots Holdings Limited	0.8
Chrysler Group LLC	0.8
Community Health Systems, Inc.	0.8

Total	9.5%

Top 10 Sectors (% of total investments)6

Health Care	11.7%
Business Equipment and Services	8.7
Electronics/Electrical	5.7
Leisure Goods/Activities/Movies	4.9
Automotive	4.4
Financial Intermediaries	4.3
Telecommunications	4.2
Chemicals and Plastics	3.9
Publishing	3.8
Cable and Satellite Television	3.7

Total	55.3%

4

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, the returns would be lower.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital.

[5]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund is required to maintain prescribed asset coverage for its APS and borrowings, which could be reduced if Fund asset values decline.

[6]	Excludes cash and cash equivalents.
[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality.

Fund profile subject to change due to active management.

5

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments

Senior Floating-Rate Interests — 143.9%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Aerospace and Defense — 2.8%
AVIO S.p.A.
Term Loan, 3.09%, Maturing June 14, 2017		625	$614,844
Term Loan, 3.86%, Maturing December 14, 2017	EUR	550	705,753
Term Loan, 3.96%, Maturing December 14, 2017		650	639,437
Booz Allen Hamilton Inc.
Term Loan, 4.50%, Maturing July 31, 2019		825	831,102
DAE Aviation Holdings, Inc.
Term Loan, 7.25%, Maturing July 31, 2014		877	877,404
Term Loan, 7.25%, Maturing July 31, 2014		925	925,181
Ducommun Incorporated
Term Loan, 5.50%, Maturing June 28, 2017		1,416	1,437,547
IAP Worldwide Services, Inc.
Term Loan, 9.25%, Maturing December 28, 2012		1,755	1,425,684
Sequa Corporation
Term Loan, 3.62%, Maturing December 3, 2014		794	793,713
Term Loan, 6.25%, Maturing December 3, 2014		248	248,745
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015		1,429	1,432,019
Transdigm, Inc.
Term Loan, 4.00%, Maturing February 14, 2017		1,019	1,023,452
Term Loan, 4.00%, Maturing February 14, 2017		2,356	2,365,670
Wesco Aircraft Hardware Corp.
Term Loan, 4.25%, Maturing April 7, 2017		389	390,236
Wyle Services Corporation
Term Loan, 5.00%, Maturing March 27, 2017		808	813,504

			$14,524,291

Air Transport — 0.3%
Evergreen International Aviation, Inc.
Term Loan, 11.50%, Maturing June 30, 2015		814	$793,941
Orbitz Worldwide Inc.
Term Loan, 3.21%, Maturing July 25, 2014		990	968,683

			$1,762,624

Automotive — 7.0%
Allison Transmission, Inc.
Term Loan, 2.72%, Maturing August 7, 2014		998	$1,001,129
Term Loan, 4.25%, Maturing August 23, 2019		2,870	2,887,336
Autoparts Holdings Limited
Term Loan, 6.50%, Maturing July 28, 2017		396	394,515
Chrysler Group LLC
Term Loan, 6.00%, Maturing May 24, 2017		6,922	7,090,976

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive (continued)
Delphi Corporation
Term Loan, 3.50%, Maturing March 31, 2017	1,385	$1,392,420
Federal-Mogul Corporation
Term Loan, 2.15%, Maturing December 29, 2014	2,407	2,269,080
Term Loan, 2.15%, Maturing December 28, 2015	3,024	2,851,435
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	6,650	6,724,812
HHI Holdings LLC
Term Loan, 6.00%, Maturing October 3, 2018	2,075	2,075,000
Metaldyne Company LLC
Term Loan, 5.25%, Maturing May 18, 2017	2,170	2,181,317
SRAM, LLC
Term Loan - Second Lien, 4.78%, Maturing June 7, 2018	1,200	1,212,084
Term Loan - Second Lien, 8.50%, Maturing December 7, 2018	500	510,000
Tomkins LLC
Term Loan, 4.25%, Maturing September 29, 2016	1,910	1,922,768
TriMas Corporation
Term Loan, Maturing October 10, 2019(2)	875	877,187
Veyance Technologies, Inc.
Term Loan, 2.47%, Maturing July 31, 2014	233	231,723
Term Loan, 2.47%, Maturing July 31, 2014	1,630	1,617,807
Term Loan, 5.50%, Maturing July 31, 2014	323	324,588
Term Loan - Second Lien, 5.96%, Maturing July 31, 2015	1,275	1,236,750

		$36,800,927

Building and Development — 1.1%
Armstrong World Industries, Inc.
Term Loan, 4.00%, Maturing March 9, 2018	889	$893,326
Goodman Global Inc.
Term Loan, 5.75%, Maturing October 28, 2016	1,676	1,682,715
Preferred Proppants, LLC
Term Loan, 7.50%, Maturing December 15, 2016	720	682,685
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016	1,672	1,684,255
Realogy Corporation
Term Loan, 3.24%, Maturing October 10, 2013	115	113,595
Summit Materials Companies I, LLC
Term Loan, 6.00%, Maturing January 30, 2019	473	477,400

		$5,533,976

6	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 14.0%
ACCO Brands Corporation
Term Loan, 4.25%, Maturing April 30, 2019	498	$502,786
Acosta, Inc.
Term Loan, 5.00%, Maturing March 1, 2018	2,904	2,922,506
Advantage Sales & Marketing, Inc.
Term Loan, 5.25%, Maturing December 18, 2017	2,215	2,219,578
Affinion Group, Inc.
Term Loan, 5.00%, Maturing July 16, 2015	4,565	4,311,319
Allied Security Holdings, LLC
Term Loan, 5.25%, Maturing February 3, 2017	566	567,791
Altegrity, Inc.
Term Loan, 7.75%, Maturing February 20, 2015	692	692,217
Term Loan, 2.96%, Maturing February 21, 2015	707	657,834
BAR/BRI Review Courses, Inc.
Term Loan, 6.00%, Maturing June 16, 2017	632	632,446
Brand Energy & Infrastructure Services, Inc.
Term Loan, Maturing October 16, 2016(2)	160	159,677
Term Loan, Maturing October 16, 2018(2)	665	663,105
Brickman Group Holdings Inc.
Term Loan, 5.50%, Maturing October 14, 2016	1,425	1,446,523
Brock Holdings III, Inc.
Term Loan, 6.01%, Maturing March 16, 2017	1,099	1,109,916
ClientLogic Corporation
Term Loan, 7.10%, Maturing January 30, 2017	1,567	1,531,451
Corporate Executive Board Company, The
Term Loan, 5.00%, Maturing July 2, 2019	525	528,937
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017	500	504,062
Term Loan - Second Lien, 10.25%, Maturing February 28, 2018	1,000	1,012,500
DynCorp International LLC
Term Loan, 6.25%, Maturing July 7, 2016	564	567,404
Education Management LLC
Term Loan, 8.25%, Maturing March 29, 2018	2,064	1,830,854
EIG Investors Corp.
Term Loan, 7.75%, Maturing April 20, 2018	2,020	2,031,300
Term Loan - Second Lien, 11.00%, Maturing October 22, 2018	300	303,000
Expert Global Solutions, Inc.
Term Loan, 8.00%, Maturing April 3, 2018	1,940	1,959,652
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 6.75%, Maturing January 31, 2019	622	631,592
Genpact International, Inc.
Term Loan, 4.25%, Maturing August 30, 2019	1,600	1,606,000

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Business Equipment and Services (continued)
Go Daddy Operating Company, LLC
Term Loan, 5.50%, Maturing December 17, 2018		1,436	$1,431,799
IG Investment Holdings, LLC
Term Loan, Maturing October 31, 2019(2)		775	774,031
IMS Health Incorporated
Term Loan, 4.50%, Maturing August 25, 2017		1,993	2,007,111
Infor (US), Inc.
Term Loan, 5.25%, Maturing April 5, 2018		5,062	5,123,217
KAR Auction Services, Inc.
Term Loan, 5.00%, Maturing May 19, 2017		2,812	2,831,463
Kronos Incorporated
Term Loan, Maturing October 25, 2019(2)		1,575	1,578,937
Term Loan - Second Lien, Maturing April 24, 2020(2)		900	902,250
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		2,031	2,020,005
Meritas LLC
Term Loan, 7.50%, Maturing July 28, 2017		692	692,175
Mitchell International, Inc.
Term Loan - Second Lien, 5.63%, Maturing March 30, 2015		1,000	987,500
Monitronics International Inc.
Term Loan, 5.50%, Maturing March 16, 2018		846	853,855
Quintiles Transnational Corp.
Term Loan, 4.50%, Maturing June 8, 2018		375	376,406
Term Loan, 5.00%, Maturing June 8, 2018		4,271	4,306,173
Sabre, Inc.
Term Loan, 2.21%, Maturing September 30, 2014		1,392	1,390,229
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017		665	667,368
Softlayer Technologies, Inc.
Term Loan, 7.25%, Maturing November 5, 2016		639	642,616
SunGard Data Systems, Inc.
Term Loan, 3.90%, Maturing February 26, 2016		4,742	4,761,445
Term Loan, 3.97%, Maturing February 28, 2017		1,547	1,554,253
SymphonyIRI Group, Inc.
Term Loan, 5.00%, Maturing December 1, 2017		815	816,215
Trans Union, LLC
Term Loan, 5.50%, Maturing February 12, 2018		2,864	2,894,731
Travelport LLC
Term Loan, 4.65%, Maturing August 21, 2015	EUR	741	915,067
Term Loan, 4.86%, Maturing August 21, 2015		2,856	2,735,186
Term Loan, 4.86%, Maturing August 21, 2015		553	529,347
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017		118	118,613
Term Loan, 6.00%, Maturing July 28, 2017		601	606,015

7	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Business Equipment and Services (continued)
West Corporation
Term Loan, 5.50%, Maturing July 15, 2016		678	$685,574
Term Loan, 5.50%, Maturing July 15, 2016		1,928	1,950,512
Term Loan, 5.75%, Maturing June 29, 2018		1,147	1,161,464

			$73,706,007

Cable and Satellite Television — 5.9%
Atlantic Broadband Finance, LLC
Term Loan, 5.25%, Maturing April 4, 2019		1,297	$1,305,087
Term Loan - Second Lien, 9.75%, Maturing October 4, 2019		775	806,000
BBHI Acquisition LLC
Term Loan, 4.50%, Maturing December 14, 2017		1,228	1,234,266
Bragg Communications Incorporated
Term Loan, 4.00%, Maturing February 28, 2018		398	399,990
Cequel Communications, LLC
Term Loan, 4.00%, Maturing February 14, 2019		4,378	4,391,681
Charter Communications Operating, LLC
Term Loan, 3.47%, Maturing September 6, 2016		760	763,774
Term Loan, 4.00%, Maturing May 15, 2019		299	300,851
Crown Media Holdings, Inc.
Term Loan, 5.75%, Maturing July 14, 2018		475	477,061
CSC Holdings, Inc.
Term Loan, 1.96%, Maturing March 29, 2016		2,835	2,835,746
Kabel Deutschland GMBH
Term Loan, 4.25%, Maturing February 1, 2019		1,075	1,079,127
Lavena Holdings 4 GmbH
Term Loan, 2.95%, Maturing March 6, 2015	EUR	369	450,251
Term Loan, 3.32%, Maturing March 4, 2016	EUR	369	450,251
Term Loan, 7.70%, Maturing March 6, 2017(3)	EUR	405	457,878
Term Loan - Second Lien, 4.45%, Maturing September 2, 2016	EUR	520	608,226
Mediacom Broadband LLC
Term Loan, 4.50%, Maturing October 23, 2017		1,442	1,440,911
Mediacom Illinois, LLC
Term Loan, 1.68%, Maturing January 30, 2015		3,579	3,518,661
Term Loan, 4.50%, Maturing October 23, 2017		806	803,666
P7S1 Broadcasting Holding II B.V.
Term Loan, 2.81%, Maturing July 1, 2016	EUR	1,781	2,257,877
UPC Broadband Holding B.V.
Term Loan, 3.87%, Maturing December 31, 2016	EUR	2,353	3,032,956
Term Loan, 4.12%, Maturing December 29, 2017	EUR	1,619	2,096,626

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Cable and Satellite Television (continued)
UPC Financing Partnership
Term Loan, 3.71%, Maturing December 30, 2016		409	$407,734
Term Loan, 3.71%, Maturing December 29, 2017		1,264	1,262,265
Term Loan, 4.75%, Maturing December 29, 2017		375	377,812
WaveDivision Holdings, LLC
Term Loan, 5.50%, Maturing August 9, 2019		325	328,449

			$31,087,146

Chemicals and Plastics — 5.0%
AZ Chem US Inc.
Term Loan, 7.25%, Maturing December 22, 2017		1,830	$1,871,022
Chemtura Corporation
Term Loan, Maturing August 27, 2016(2)		250	253,438
Emerald Performance Materials, LLC
Term Loan, 6.75%, Maturing May 18, 2018		698	706,105
General Chemical Corporation
Term Loan, 5.00%, Maturing October 6, 2015		526	528,649
Harko C.V.
Term Loan, 5.75%, Maturing August 2, 2017		520	523,486
Houghton International, Inc.
Term Loan, 6.75%, Maturing January 29, 2016		727	733,111
Huntsman International, LLC
Term Loan, 2.79%, Maturing April 19, 2017		1,532	1,529,642
Ineos US Finance LLC
Term Loan, 6.50%, Maturing May 4, 2018		3,433	3,485,659
Momentive Performance Materials Inc.
Term Loan, 3.75%, Maturing May 5, 2015		647	645,942
Momentive Performance Materials USA Inc.
Term Loan, 3.75%, Maturing May 5, 2015		1,388	1,384,972
Momentive Specialty Chemicals Inc.
Term Loan, 4.00%, Maturing May 5, 2015		1,656	1,651,817
Term Loan, 4.13%, Maturing May 5, 2015		474	461,906
Term Loan, 4.13%, Maturing May 5, 2015		752	750,407
OEP Pearl Dutch Acquisition B.V.
Term Loan, 6.50%, Maturing March 30, 2018		97	98,043
Omnova Solutions Inc.
Term Loan, 5.50%, Maturing May 31, 2017		983	991,097
PolyOne Corp.
Term Loan, 5.00%, Maturing December 20, 2017		496	500,748
Schoeller Arca Systems Holding B.V.
Term Loan, 4.78%, Maturing November 16, 2015	EUR	145	131,126
Term Loan, 4.78%, Maturing November 16, 2015	EUR	412	373,864
Term Loan, 4.78%, Maturing November 16, 2015	EUR	443	402,314

8	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Sonneborn LLC
Term Loan, 6.50%, Maturing March 30, 2018	550	$555,578
Styron S.A.R.L., LLC
Term Loan, 8.00%, Maturing August 2, 2017	2,567	2,456,623
Taminco Global Chemical Corporation
Term Loan, 5.25%, Maturing February 15, 2019	373	377,478
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.25%, Maturing February 8, 2018	550	555,075
Term Loan, 4.25%, Maturing February 8, 2018	2,018	2,034,013
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017	3,527	3,498,871

		$26,500,986

Clothing / Textiles — 0.5%
Ascena Retail Group, Inc.
Term Loan, 4.75%, Maturing June 14, 2018	873	$878,813
Phillips-Van Heusen Corporation
Term Loan, 3.50%, Maturing May 6, 2016	541	544,525
Warnaco Inc.
Term Loan, 3.75%, Maturing June 15, 2018	494	491,281
Wolverine Worldwide, Inc.
Term Loan, 5.25%, Maturing July 31, 2019	525	531,235

		$2,445,854

Conglomerates — 2.5%
Jason Incorporated
Term Loan, 8.25%, Maturing September 21, 2014	169	$169,865
Term Loan, 7.75%, Maturing September 22, 2014	223	223,333
Term Loan, 8.25%, Maturing September 22, 2014	68	68,425
Rexnord Corporation
Term Loan, 4.50%, Maturing April 2, 2018	3,250	3,276,847
RGIS Services, LLC
Term Loan, 4.61%, Maturing October 18, 2016	2,508	2,501,289
Term Loan, 5.50%, Maturing October 18, 2017	1,393	1,398,189
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	1,241	1,249,154
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	750	755,625
Spectrum Brands, Inc.
Term Loan, 5.02%, Maturing June 17, 2016	1,606	1,611,787
Walter Energy, Inc.
Term Loan, 5.75%, Maturing April 2, 2018	2,092	2,067,488

		$13,322,002

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 1.7%
Berry Plastics Holding Corporation
Term Loan, 2.21%, Maturing April 3, 2015	1,929	$1,918,929
BWAY Corporation
Term Loan, 5.25%, Maturing February 23, 2018	152	152,664
Term Loan, 5.25%, Maturing February 23, 2018	1,359	1,362,058
Hilex Poly Co. LLC
Term Loan, 11.25%, Maturing November 16, 2015	768	783,348
Pelican Products, Inc.
Term Loan, 7.00%, Maturing July 11, 2018	499	502,491
Reynolds Group Holdings Inc.
Term Loan, 4.75%, Maturing September 20, 2018	2,900	2,916,124
Sealed Air Corporation
Term Loan, 4.75%, Maturing October 3, 2018	635	639,743
TricorBraun, Inc.
Term Loan, 5.50%, Maturing May 3, 2018	623	628,113

		$8,903,470

Cosmetics / Toiletries — 0.8%
Bausch & Lomb, Inc.
Term Loan, 5.25%, Maturing May 17, 2019	2,993	$3,029,906
KIK Custom Products, Inc.
Term Loan - Second Lien, 5.22%, Maturing November 28, 2014	975	751,725
Prestige Brands, Inc.
Term Loan, 5.28%, Maturing January 31, 2019	409	414,314

		$4,195,945

Drugs — 1.4%
Aptalis Pharma, Inc.
Term Loan, 5.50%, Maturing February 10, 2017	498	$499,677
Term Loan, 5.50%, Maturing February 10, 2017	1,970	1,979,812
Par Pharmaceutical Companies, Inc.
Term Loan, 5.00%, Maturing September 30, 2019	1,175	1,174,476
Warner Chilcott Company, LLC
Term Loan, 4.25%, Maturing March 15, 2018	725	728,426
Warner Chilcott Corporation
Term Loan, 4.25%, Maturing March 15, 2018	551	553,253
Term Loan, 4.25%, Maturing March 15, 2018	1,450	1,456,852
WC Luxco S.a.r.l.
Term Loan, 4.25%, Maturing March 15, 2018	997	1,001,586

		$7,394,082

9	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Ecological Services and Equipment — 0.6%
ADS Waste Holdings
Term Loan, 5.25%, Maturing September 11, 2019		1,950	$1,970,516
Envirotest Systems Holding Corp.
Term Loan - Second Lien, 15.50%, Maturing March 31, 2017(4)		231	238,412
Progressive Waste Solutions Ltd.
Term Loan, Maturing October 11, 2019(2)		525	529,922
Viking Consortium Borrower Limited
Term Loan - Second Lien, 7.32%, Maturing March 31, 2016(3)	GBP	523	232,179

			$2,971,029

Electronics / Electrical — 9.2%
Aeroflex Incorporated
Term Loan, 5.75%, Maturing May 9, 2018		1,852	$1,858,689
Aspect Software, Inc.
Term Loan, 6.25%, Maturing May 6, 2016		1,458	1,438,385
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017		3,042	3,076,857
Cinedigm Digital Funding I, LLC
Term Loan, 5.25%, Maturing April 29, 2016		425	428,749
CommScope, Inc.
Term Loan, 4.25%, Maturing January 12, 2018		2,093	2,111,440
CompuCom Systems, Inc.
Term Loan, 6.50%, Maturing October 2, 2018		800	801,500
Dealer Computer Services, Inc.
Term Loan, 3.75%, Maturing April 20, 2018		1,539	1,549,469
DG FastChannel, Inc.
Term Loan, 5.75%, Maturing July 26, 2018		1,522	1,468,517
Eagle Parent, Inc.
Term Loan, 5.00%, Maturing May 16, 2018		2,568	2,586,114
Edwards (Cayman Islands II) Limited
Term Loan, 5.50%, Maturing May 31, 2016		432	433,784
Term Loan, 5.50%, Maturing May 31, 2016		1,072	1,076,327
Freescale Semiconductor, Inc.
Term Loan, 4.46%, Maturing December 1, 2016		3,498	3,428,258
Hyland Software, Inc.
Term Loan, Maturing October 29, 2019(2)		350	350,583
Magic Newco LLC
Term Loan, 7.25%, Maturing December 12, 2018		1,400	1,406,125
Microsemi Corporation
Term Loan, 4.00%, Maturing February 2, 2018		1,457	1,468,413
NeuStar, Inc.
Term Loan, 5.00%, Maturing November 8, 2018		941	951,081

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Nxp B.V.
Term Loan, 4.50%, Maturing March 3, 2017	2,161	$2,194,977
Term Loan, 5.50%, Maturing March 3, 2017	1,015	1,038,005
Term Loan, 5.25%, Maturing March 19, 2019	1,617	1,642,475
Open Solutions, Inc.
Term Loan, 2.44%, Maturing January 23, 2014	1,985	1,919,533
Rovi Solutions Corporation
Term Loan, 4.00%, Maturing March 29, 2019	821	806,510
SafeNet Inc.
Term Loan, 2.71%, Maturing April 12, 2014	812	809,566
Semtech Corporation
Term Loan, 4.25%, Maturing March 20, 2017	398	401,483
Sensata Technologies Finance Company, LLC
Term Loan, 4.00%, Maturing May 11, 2018	3,481	3,498,342
Serena Software, Inc.
Term Loan, 4.22%, Maturing March 10, 2016	474	470,445
Term Loan, 5.00%, Maturing March 10, 2016	350	351,313
Shield Finance Co. S.A.R.L.
Term Loan, 6.50%, Maturing May 10, 2019	998	1,003,734
SkillSoft Corporation
Term Loan, 5.00%, Maturing May 26, 2017	1,223	1,236,283
Sophia, L.P.
Term Loan, 6.25%, Maturing July 19, 2018	1,373	1,394,640
Spansion LLC
Term Loan, 4.75%, Maturing February 9, 2015	486	491,744
SS&C Technologies Inc.
Term Loan, 5.00%, Maturing June 7, 2019	131	132,140
Term Loan, 5.00%, Maturing June 7, 2019	1,263	1,279,329
VeriFone Inc.
Term Loan, 4.25%, Maturing December 28, 2018	215	215,607
Vertafore, Inc.
Term Loan, 5.25%, Maturing July 29, 2016	983	986,602
Wall Street Systems, Inc.
Term Loan, Maturing October 24, 2019(2)	1,175	1,160,312
Term Loan - Second Lien, Maturing April 24, 2020(2)	500	498,125
Web.com Group, Inc.
Term Loan, 7.00%, Maturing October 27, 2017	2,515	2,518,436

		$48,483,892

Equipment Leasing — 1.1%
BakerCorp International, Inc.
Term Loan, 5.00%, Maturing June 1, 2018	1,328	$1,335,135
Delos Aircraft Inc.
Term Loan, 4.75%, Maturing April 12, 2016	1,275	1,295,719

10	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Equipment Leasing (continued)
Flying Fortress Inc.
Term Loan, 5.00%, Maturing June 30, 2017	3,350	$3,408,625

		$6,039,479

Financial Intermediaries — 5.5%
American Capital Holdings, Inc.
Term Loan, 5.50%, Maturing August 22, 2016	825	$831,187
Asset Acceptance Capital Corp.
Term Loan, 8.75%, Maturing November 14, 2017	1,251	1,263,762
CB Richard Ellis Services, Inc.
Term Loan, 3.46%, Maturing March 5, 2018	686	687,321
Term Loan, 3.71%, Maturing September 4, 2019	648	649,137
Citco III Limited
Term Loan, 5.50%, Maturing June 29, 2018	1,629	1,644,650
First Data Corporation
Term Loan, 2.96%, Maturing September 24, 2014	11	11,435
Term Loan, 2.96%, Maturing September 24, 2014	55	55,069
Term Loan, 2.96%, Maturing September 24, 2014	133	132,832
Term Loan, 4.21%, Maturing March 23, 2018	1,636	1,569,124
Term Loan, 5.21%, Maturing September 24, 2018	1,225	1,203,817
Grosvenor Capital Management Holdings, LLP
Term Loan, 4.25%, Maturing December 5, 2016	1,294	1,273,150
Hamilton Lane Advisors, LLC
Term Loan, 6.50%, Maturing February 23, 2018	707	706,875
Harbourvest Partners, LLC
Term Loan, 6.25%, Maturing December 16, 2016	933	935,437
iPayment, Inc.
Term Loan, 5.75%, Maturing May 8, 2017	917	914,782
LPL Holdings, Inc.
Term Loan, 2.71%, Maturing March 29, 2017	780	771,225
Term Loan, 4.00%, Maturing March 29, 2019	3,060	3,076,835
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	992	1,001,794
MIP Delaware, LLC
Term Loan, 5.50%, Maturing July 12, 2018	662	668,809
Nuveen Investments, Inc.
Term Loan, 5.85%, Maturing May 12, 2017	2,429	2,432,006
Term Loan, 5.84%, Maturing May 13, 2017	2,276	2,281,576
Term Loan, 7.25%, Maturing May 13, 2017	1,492	1,498,271
Oz Management LP
Term Loan, 1.71%, Maturing November 15, 2016	1,318	1,180,300
RJO Holdings Corp.
Term Loan, 6.22%, Maturing December 10, 2015(4)	7	5,773
Term Loan, 6.97%, Maturing December 10, 2015(4)	223	171,617

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Financial Intermediaries (continued)
RPI Finance Trust
Term Loan, 3.50%, Maturing May 9, 2018		3,451	$3,466,514
Vantiv, LLC
Term Loan, 3.75%, Maturing March 27, 2019		473	474,102

			$28,907,400

Food Products — 4.2%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		1,275	$1,287,218
American Seafoods Group LLC
Term Loan, 4.25%, Maturing March 16, 2018		636	630,192
Blue Buffalo Company, Ltd.
Term Loan, 6.50%, Maturing August 8, 2019		1,150	1,158,625
Clearwater Seafoods Limited Partnership
Term Loan, 6.75%, Maturing June 6, 2018		1,047	1,051,303
Del Monte Foods Company
Term Loan, 4.50%, Maturing March 8, 2018		4,244	4,244,312
Dole Food Company Inc.
Term Loan, 5.04%, Maturing July 6, 2018		959	963,206
Hearthside Food Solutions, LLC
Term Loan, 6.50%, Maturing June 5, 2018		1,172	1,173,527
High Liner Foods Incorporated
Term Loan, 7.00%, Maturing December 19, 2017		645	648,754
JBS USA Holdings Inc.
Term Loan, 4.25%, Maturing May 25, 2018		988	987,500
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018		670	674,056
NBTY, Inc.
Term Loan, 4.25%, Maturing October 2, 2017		2,809	2,827,084
Pinnacle Foods Finance LLC
Term Loan, 4.75%, Maturing October 17, 2018		274	275,335
Term Loan, 4.75%, Maturing October 17, 2018		4,738	4,757,869
Solvest Ltd.
Term Loan, 5.02%, Maturing July 6, 2018		1,716	1,723,634

			$22,402,615

Food Service — 5.5%
Aramark Corporation
Term Loan, 3.40%, Maturing July 26, 2016		169	$169,341
Term Loan, 3.46%, Maturing July 26, 2016		4,621	4,634,719
Term Loan, 3.46%, Maturing July 26, 2016		304	304,802
Term Loan, 3.57%, Maturing July 26, 2016		2,094	2,099,359
Term Loan, 3.97%, Maturing July 26, 2016	GBP	950	1,514,857

11	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Food Service (continued)
Brasa Holdings, Inc.
Term Loan, 7.50%, Maturing July 19, 2019		450	$454,500
Buffets, Inc.
Term Loan, 0.24%, Maturing April 22, 2015(4)		102	102,002
Burger King Corporation
Term Loan, 3.75%, Maturing September 27, 2019		2,250	2,261,954
Centerplate, Inc.
Term Loan, 5.75%, Maturing October 15, 2018		375	377,813
DineEquity, Inc.
Term Loan, 4.25%, Maturing October 19, 2017		1,035	1,043,339
Dunkin’ Brands, Inc.
Term Loan, 4.00%, Maturing November 23, 2017		3,039	3,053,132
Landry’s, Inc.
Term Loan, 6.50%, Maturing April 24, 2018		1,318	1,334,580
NPC International, Inc.
Term Loan, 5.25%, Maturing December 28, 2018		672	683,378
OSI Restaurant Partners, LLC
Term Loan, 4.75%, Maturing October 24, 2019		2,650	2,661,262
P.F. Chang’s China Bistro Inc.
Term Loan, 6.25%, Maturing July 2, 2019		425	430,490
Sagittarius Restaurants, LLC
Term Loan, 7.51%, Maturing May 18, 2015		390	390,975
US Foods, Inc.
Term Loan, 2.71%, Maturing July 3, 2014		864	855,981
Term Loan, 5.75%, Maturing March 31, 2017		3,584	3,538,924
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing March 15, 2019		1,318	1,322,660
Wendy’s International, Inc.
Term Loan, 4.75%, Maturing May 15, 2019		1,950	1,970,516

			$29,204,584

Food / Drug Retailers — 4.7%
Alliance Boots Holdings Limited
Term Loan, 3.08%, Maturing July 9, 2015	EUR	1,000	$1,268,374
Term Loan, 3.49%, Maturing July 9, 2015	GBP	3,775	5,905,923
Fairway Group Acquisition Company
Term Loan, 8.25%, Maturing August 17, 2018		500	505,000
General Nutrition Centers, Inc.
Term Loan, 3.75%, Maturing March 2, 2018		6,122	6,138,287
Pantry, Inc. (The)
Term Loan, 5.75%, Maturing August 2, 2019		425	428,365
Rite Aid Corporation
Term Loan, 1.97%, Maturing June 4, 2014		7,924	7,868,973
Term Loan, 4.50%, Maturing March 2, 2018		2,103	2,099,298

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers (continued)
Sprouts Farmers Markets Holdings, LLC
Term Loan, 6.00%, Maturing April 18, 2018	574	$579,298

		$24,793,518

Health Care — 17.9%
Alere, Inc.
Term Loan, 4.75%, Maturing June 30, 2017	473	$476,760
Term Loan, 4.75%, Maturing June 30, 2017	571	575,235
Term Loan, 4.75%, Maturing June 30, 2017	2,351	2,369,987
Alliance Healthcare Services, Inc.
Term Loan, 7.25%, Maturing June 1, 2016	1,105	1,088,454
Ardent Medical Services, Inc.
Term Loan, 6.50%, Maturing September 15, 2015	1,770	1,774,121
AssuraMed.
Term Loan, Maturing October 23, 2019(2)	825	829,812
Aveta, Inc.
Term Loan, 8.50%, Maturing April 4, 2017	650	650,094
Term Loan, 8.50%, Maturing April 4, 2017	650	650,094
Term Loan, Maturing October 9, 2017(2)	709	705,664
Term Loan, Maturing October 26, 2017(2)	516	513,211
Biomet Inc.
Term Loan, 3.96%, Maturing July 25, 2017	3,658	3,684,648
BSN Medical Acquisition Holding GmbH
Term Loan, 5.00%, Maturing August 28, 2019	575	577,875
Catalent Pharma Solutions Inc.
Term Loan, 4.21%, Maturing September 15, 2016	2,116	2,126,878
Term Loan, 5.25%, Maturing September 15, 2017	1,118	1,129,697
Community Health Systems, Inc.
Term Loan, 3.92%, Maturing January 25, 2017	6,865	6,903,697
Convatec Inc.
Term Loan, 5.00%, Maturing December 22, 2016	1,470	1,481,457
CRC Health Corporation
Term Loan, 4.86%, Maturing November 16, 2015	1,906	1,856,437
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016	2,948	2,968,855
Term Loan, Maturing September 2, 2019(2)	3,125	3,138,022
DJO Finance LLC
Term Loan, 5.21%, Maturing November 1, 2016	381	382,014
Term Loan, 6.25%, Maturing September 15, 2017	323	325,315
Drumm Investors LLC
Term Loan, 5.00%, Maturing May 4, 2018	1,977	1,908,966
Emdeon, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	796	805,328

12	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Emergency Medical Services Corporation
Term Loan, 5.25%, Maturing May 25, 2018	2,039	$2,060,092
Grifols Inc.
Term Loan, 4.50%, Maturing June 1, 2017	2,935	2,970,705
Hanger Orthopedic Group, Inc.
Term Loan, 4.01%, Maturing December 1, 2016	662	664,921
HCA, Inc.
Term Loan, 3.61%, Maturing March 31, 2017	6,168	6,186,648
Term Loan, 3.46%, Maturing May 1, 2018	2,572	2,578,358
Health Management Associates, Inc.
Term Loan, 4.50%, Maturing November 16, 2018	1,290	1,303,507
Hologic Inc.
Term Loan, 4.50%, Maturing August 1, 2019	1,870	1,893,886
Iasis Healthcare LLC
Term Loan, 5.00%, Maturing May 3, 2018	1,650	1,657,093
inVentiv Health, Inc.
Term Loan, 6.50%, Maturing August 4, 2016	1,865	1,823,519
Term Loan, 6.75%, Maturing May 15, 2018	1,659	1,617,574
Kindred Healthcare, Inc.
Term Loan, 5.25%, Maturing June 1, 2018	2,797	2,763,911
Kinetic Concepts, Inc.
Term Loan, 7.00%, Maturing May 4, 2018	3,995	4,054,735
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	549	554,111
MedAssets, Inc.
Term Loan, 5.25%, Maturing November 16, 2016	705	712,805
Medpace, Inc.
Term Loan, 6.50%, Maturing June 16, 2017	807	778,788
Multiplan, Inc.
Term Loan, 4.75%, Maturing August 26, 2017	3,015	3,032,752
MX USA, Inc.
Term Loan, 6.50%, Maturing April 28, 2017	572	569,264
One Call Medical, Inc.
Term Loan, 7.00%, Maturing August 16, 2019	900	904,500
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing February 25, 2017	1,501	1,488,474
Pharmaceutical Product Development, Inc.
Term Loan, 6.25%, Maturing December 5, 2018	1,935	1,961,383
Physiotherapy Associates Holdings, Inc.
Term Loan, 6.01%, Maturing April 30, 2018	299	299,998
Radnet Management, Inc.
Term Loan, 5.51%, Maturing September 30, 2018	1,475	1,478,381
Select Medical Corporation
Term Loan, 5.50%, Maturing June 1, 2018	3,007	3,032,945

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Health Care (continued)
Sheridan Holdings, Inc.
Term Loan, 6.00%, Maturing June 29, 2018		574	$578,940
Sunrise Medical Holdings B.V.
Term Loan, 7.25%, Maturing May 13, 2014	EUR	228	291,544
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018		1,457	1,452,694
Truven Health Analytics Inc.
Term Loan, 5.75%, Maturing June 1, 2019		1,650	1,655,156
Universal Health Services, Inc.
Term Loan, 3.75%, Maturing November 15, 2016		1,072	1,077,592
Valeant Pharmaceuticals International, Inc.
Term Loan, 4.25%, Maturing February 13, 2019		1,868	1,878,085
Term Loan, Maturing September 27, 2019(2)		2,000	2,011,000
Vanguard Health Holding Company II, LLC
Term Loan, 5.00%, Maturing January 29, 2016		2,059	2,074,384
VWR Funding, Inc.
Term Loan, 2.71%, Maturing June 30, 2014		1,100	1,101,491
Term Loan, 4.46%, Maturing April 3, 2017		1,100	1,105,843

			$94,537,700

Home Furnishings — 0.4%
Hunter Fan Company
Term Loan, 2.83%, Maturing April 16, 2014		293	$279,789
Serta Simmons Holdings, LLC
Term Loan, 5.00%, Maturing October 1, 2019		1,650	1,651,719

			$1,931,508

Industrial Equipment — 2.4%
Colfax Corporation
Term Loan, 4.50%, Maturing January 11, 2019		1,290	$1,304,650
Excelitas Technologies Corp.
Term Loan, 5.00%, Maturing November 23, 2016		980	977,555
Generac Power Systems, Inc.
Term Loan, 6.25%, Maturing February 8, 2019		1,546	1,582,845
Grede LLC
Term Loan, 7.00%, Maturing April 3, 2017		809	810,521
Husky Injection Molding Systems Ltd.
Term Loan, 5.75%, Maturing June 29, 2018		3,280	3,328,709
Kion Group GMBH
Term Loan, 3.46%, Maturing December 23, 2014(3)		1,041	1,023,086
Term Loan, 3.96%, Maturing December 23, 2015(3)		1,041	1,023,086
Manitowoc Company, Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017		500	503,246

13	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Industrial Equipment (continued)
Tank Holding Corp.
Term Loan, 5.50%, Maturing July 9, 2019		985	$991,559
Terex Corporation
Term Loan, 4.50%, Maturing April 28, 2017		693	698,739
Unifrax Corporation
Term Loan, 6.50%, Maturing November 28, 2018		571	577,611

			$12,821,607

Insurance — 5.1%
Alliant Holdings I, Inc.
Term Loan, 3.36%, Maturing August 21, 2014		2,333	$2,330,321
AmWINS Group, Inc.
Term Loan, 5.75%, Maturing June 6, 2019		998	1,001,241
Term Loan - Second Lien, 9.25%, Maturing December 6, 2019		3,275	3,289,328
Applied Systems, Inc.
Term Loan, 5.50%, Maturing December 8, 2016		572	573,555
Term Loan, 5.50%, Maturing December 8, 2016		1,327	1,330,974
Asurion LLC
Term Loan, 5.50%, Maturing May 24, 2018		7,423	7,485,580
Term Loan - Second Lien, 9.00%, Maturing May 24, 2019		713	739,087
CCC Information Services, Inc.
Term Loan, 5.75%, Maturing November 11, 2015		1,360	1,367,838
Cunningham Lindsey Group Inc.
Term Loan, Maturing October 29, 2019(2)		675	676,266
Hub International Limited
Term Loan, 4.71%, Maturing June 13, 2017		2,626	2,647,444
Term Loan, 6.75%, Maturing December 13, 2017		558	564,795
Towergate Finance, PLC
Term Loan, 6.50%, Maturing August 4, 2017	GBP	1,000	1,589,543
USI Holdings Corporation
Term Loan, 2.72%, Maturing May 5, 2014		2,944	2,946,242
Term Loan, 5.75%, Maturing May 5, 2014		399	399,998

			$26,942,212

Leisure Goods / Activities / Movies — 7.3%
Alpha D2 Limited
Term Loan, 6.00%, Maturing April 29, 2019		1,990	$2,009,900
AMC Entertainment, Inc.
Term Loan, 4.25%, Maturing December 15, 2016		3,669	3,693,945
Term Loan, 4.75%, Maturing February 22, 2018		968	976,238
AMC Networks Inc.
Term Loan, 4.00%, Maturing December 31, 2018		1,333	1,343,957

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Leisure Goods / Activities / Movies (continued)
Bombardier Recreational Products, Inc.
Term Loan, 4.46%, Maturing June 28, 2016		2,781	$2,799,381
Bright Horizons Family Solutions, Inc.
Term Loan, 4.22%, Maturing May 28, 2015		901	903,089
Cedar Fair, L.P.
Term Loan, 4.00%, Maturing December 15, 2017		1,888	1,903,181
Cinemark USA, Inc.
Term Loan, 3.47%, Maturing April 29, 2016		3,399	3,426,190
Clubcorp Club Operations, Inc.
Term Loan, 6.00%, Maturing November 30, 2016		2,618	2,639,749
Dave & Buster’s, Inc.
Term Loan, 5.50%, Maturing June 1, 2016		975	979,875
Fender Musical Instruments Corporation
Term Loan, 2.47%, Maturing June 9, 2014		271	270,732
Term Loan, 2.47%, Maturing June 9, 2014		533	533,112
Live Nation Entertainment, Inc.
Term Loan, 4.50%, Maturing November 7, 2016		2,592	2,608,877
Regal Cinemas, Inc.
Term Loan, 3.24%, Maturing August 23, 2017		2,827	2,839,426
Revolution Studios Distribution Company, LLC
Term Loan, 3.97%, Maturing December 21, 2014(4)		743	607,015
Term Loan - Second Lien, 7.22%, Maturing June 21, 2015(4)		800	426,000
SeaWorld Parks & Entertainment, Inc.
Term Loan, 4.00%, Maturing August 17, 2017		2,307	2,323,969
Six Flags Theme Parks, Inc.
Term Loan, 4.25%, Maturing December 20, 2018		2,150	2,166,787
Town Sports International Inc.
Term Loan, 5.75%, Maturing May 11, 2018		1,739	1,760,445
Zuffa LLC
Term Loan, 2.25%, Maturing June 19, 2015		3,861	3,806,532
Term Loan, 7.50%, Maturing June 19, 2015		746	751,787

			$38,770,187

Lodging and Casinos — 3.0%
Affinity Gaming, LLC
Term Loan, 5.50%, Maturing November 9, 2017		423	$428,689
Ameristar Casinos, Inc.
Term Loan, 4.00%, Maturing April 16, 2018		1,029	1,037,018
Caesars Entertainment Operating Company
Term Loan, 9.50%, Maturing October 31, 2016		2,917	2,999,353
Term Loan, 5.46%, Maturing January 26, 2018		2,081	1,874,567
Gala Group LTD
Term Loan, 5.51%, Maturing May 30, 2018	GBP	2,625	3,984,044

14	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Isle of Capri Casinos, Inc.
Term Loan, 4.75%, Maturing March 24, 2017	911	$920,236
Las Vegas Sands LLC
Term Loan, 2.72%, Maturing November 23, 2016	467	467,304
Term Loan, 2.72%, Maturing November 23, 2016	1,850	1,850,026
LodgeNet Entertainment Corporation
Term Loan, 8.50%, Maturing April 4, 2014	1,018	793,512
Penn National Gaming, Inc.
Term Loan, Maturing July 16, 2018(2)	350	352,078
Pinnacle Entertainment, Inc.
Term Loan, 4.00%, Maturing March 19, 2019	572	575,701
Tropicana Entertainment Inc.
Term Loan, 7.50%, Maturing March 16, 2018	348	351,080

		$15,633,608

Nonferrous Metals / Minerals — 2.5%
Arch Coal Inc.
Term Loan, 5.75%, Maturing May 16, 2018	2,369	$2,391,102
Fairmount Minerals LTD
Term Loan, 5.25%, Maturing March 15, 2017	3,163	3,167,381
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 24, 2019	1,020	1,030,711
Novelis, Inc.
Term Loan, 4.00%, Maturing March 10, 2017	668	668,943
Term Loan, 4.00%, Maturing March 10, 2017	2,014	2,016,216
Oxbow Carbon and Mineral Holdings LLC
Term Loan, 3.71%, Maturing May 8, 2016	2,528	2,537,403
United Distribution Group, Inc.
Term Loan, 7.50%, Maturing October 9, 2018	1,175	1,133,875
Term Loan - Second Lien, 12.50%, Maturing April 12, 2019	500	477,500

		$13,423,131

Oil and Gas — 5.0%
Buffalo Gulf Coast Terminals LLC
Term Loan, 7.50%, Maturing October 31, 2017	545	$555,390
Citgo Petroleum Corporation
Term Loan, 8.00%, Maturing June 24, 2015	182	183,218
Term Loan, 9.00%, Maturing June 23, 2017	2,517	2,565,831
Crestwood Holdings LLC
Term Loan, 9.75%, Maturing March 26, 2018	2,070	2,101,336
Energy Transfer Equity, L.P.
Term Loan, 3.75%, Maturing March 24, 2017	2,625	2,627,370

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Frac Tech International LLC
Term Loan, 8.50%, Maturing May 6, 2016	1,972	$1,781,255
Gibson Energy ULC
Term Loan, 4.75%, Maturing June 15, 2018	2,313	2,340,846
MEG Energy Corp.
Term Loan, 4.00%, Maturing March 16, 2018	1,213	1,219,951
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	2,618	2,631,541
Plains Exploration & Production
Term Loan, Maturing September 13, 2019(2)	2,000	2,011,608
Samson Investment Company
Term Loan - Second Lien, 6.00%, Maturing September 25, 2018	850	858,899
Sheridan Production Partners I, LLC
Term Loan, 5.00%, Maturing September 14, 2019	2,019	2,022,201
Term Loan, 5.00%, Maturing September 25, 2019	163	163,670
Term Loan, 5.00%, Maturing September 25, 2019	268	267,958
Tallgrass Energy Partners, LP
Term Loan, Maturing October 25, 2018(2)	2,125	2,128,984
Tervita Corporation
Term Loan, 3.21%, Maturing November 14, 2014	2,488	2,450,419
Term Loan, 6.50%, Maturing November 14, 2014	546	546,785

		$26,457,262

Publishing — 5.5%
Ascend Learning, Inc.
Term Loan, 5.75%, Maturing May 23, 2017	3,187	$3,197,408
Aster Zweite Beteiligungs GmbH
Term Loan, 5.97%, Maturing December 31, 2014	93	91,073
Term Loan, 5.97%, Maturing December 31, 2014	1,543	1,505,454
Term Loan, 5.97%, Maturing December 31, 2014	1,614	1,575,480
Cengage Learning Acquisitions, Inc.
Term Loan, 2.47%, Maturing July 3, 2014	982	938,953
GateHouse Media Operating, Inc.
Term Loan, 2.22%, Maturing August 28, 2014	856	295,704
Term Loan, 2.22%, Maturing August 28, 2014	2,042	704,969
Term Loan, 2.47%, Maturing August 28, 2014	663	228,968
Getty Images, Inc.
Term Loan, 4.75%, Maturing September 13, 2019	4,775	4,801,263
Instant Web, Inc.
Term Loan, 3.59%, Maturing August 7, 2014	163	126,988
Term Loan, 3.59%, Maturing August 7, 2014	1,562	1,218,189
Interactive Data Corporation
Term Loan, 4.50%, Maturing February 12, 2018	3,138	3,161,712

15	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)
Lamar Media Corporation
Term Loan, 4.00%, Maturing December 30, 2016	552	$556,186
Laureate Education, Inc.
Term Loan, 5.25%, Maturing June 18, 2018	5,784	5,769,420
MediaNews Group
Term Loan, 8.50%, Maturing March 19, 2014	79	77,466
Merrill Communications, LLC
Term Loan, 9.75%, Maturing December 24, 2012	1,225	1,222,246
Nelson Education Ltd.
Term Loan, 2.86%, Maturing July 3, 2014	462	391,719
Nielsen Finance LLC
Term Loan, 3.97%, Maturing May 2, 2016	1,943	1,954,866
Source Interlink Companies, Inc.
Term Loan, 15.00%, Maturing March 18, 2014(3)(4)	747	318,827
Term Loan - Second Lien, 10.75%, Maturing June 18, 2013	886	779,849

		$28,916,740

Radio and Television — 3.5%
Clear Channel Communications, Inc.
Term Loan, 3.86%, Maturing January 29, 2016	1,516	$1,259,075
Cumulus Media Holdings Inc.
Term Loan, 5.75%, Maturing September 17, 2018	4,636	4,670,116
Term Loan - Second Lien, 7.50%, Maturing September 16, 2019	1,000	1,015,250
Entercom Radio, LLC
Term Loan, 6.25%, Maturing November 23, 2018	510	513,234
Foxco Acquisition Sub, LLC
Term Loan, 5.50%, Maturing July 31, 2017	1,375	1,395,625
Gray Television, Inc.
Term Loan, 3.59%, Maturing October 15, 2019(5)	500	503,125
Hubbard Radio, LLC
Term Loan, 5.25%, Maturing April 28, 2017	851	857,300
LIN Television Corp.
Term Loan, 5.00%, Maturing December 21, 2018	596	602,572
Mission Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016	515	515,941
Nexstar Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016	805	807,026
Raycom TV Broadcasting, Inc.
Term Loan, 4.25%, Maturing May 31, 2017	864	859,742
Sinclair Television Group Inc.
Term Loan, 4.00%, Maturing October 28, 2016	732	737,077

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Univision Communications Inc.
Term Loan, 4.46%, Maturing March 31, 2017	3,825	$3,753,009
Weather Channel
Term Loan, 4.25%, Maturing February 13, 2017	1,112	1,121,683

		$18,610,775

Retailers (Except Food and Drug) — 4.8%
99 Cents Only Stores
Term Loan, 5.25%, Maturing January 11, 2019	1,491	$1,511,016
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019	650	649,797
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019	673	676,398
FTD, Inc.
Term Loan, 4.75%, Maturing June 11, 2018	1,184	1,191,013
Harbor Freight Tools USA, Inc.
Term Loan, 5.50%, Maturing November 14, 2017	998	1,008,722
J Crew Group, Inc.
Term Loan, 4.75%, Maturing March 7, 2018	2,072	2,076,847
Jo-Ann Stores, Inc.
Term Loan, 4.75%, Maturing March 16, 2018	1,934	1,936,779
Michaels Stores, Inc.
Term Loan, 4.91%, Maturing July 29, 2016	926	935,601
National Vision, Inc.
Term Loan, 7.00%, Maturing August 2, 2018	798	809,970
Neiman Marcus Group, Inc. (The)
Term Loan, 4.75%, Maturing May 16, 2018	3,800	3,815,979
Ollie’s Bargain Outlet, Inc.
Term Loan, 6.25%, Maturing September 27, 2019	475	476,781
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 5.00%, Maturing October 17, 2018	475	478,958
Petco Animal Supplies, Inc.
Term Loan, 4.50%, Maturing November 24, 2017	2,215	2,228,964
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018	1,773	1,784,196
Term Loan, 4.25%, Maturing August 7, 2019	600	605,063
ServiceMaster Company
Term Loan, 4.46%, Maturing January 31, 2017	2,449	2,463,058
Visant Holding Corp.
Term Loan, 5.25%, Maturing December 22, 2016	1,319	1,273,892

16	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Retailers (Except Food and Drug) (continued)
Vivarte SA
Term Loan, 2.42%, Maturing March 9, 2015	EUR	29	$29,800
Term Loan, 2.42%, Maturing March 9, 2015	EUR	62	65,155
Term Loan, 2.42%, Maturing March 9, 2015	EUR	347	362,140
Term Loan, 2.92%, Maturing March 8, 2016	EUR	18	19,193
Term Loan, 2.92%, Maturing March 8, 2016	EUR	71	74,246
Term Loan, 2.92%, Maturing March 8, 2016	EUR	440	459,620
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		650	656,906

			$25,590,094

Steel — 1.9%
Essar Steel Algoma, Inc.
Term Loan, 8.75%, Maturing September 19, 2014		1,050	$1,063,125
FMG America Finance, Inc.
Term Loan, 5.25%, Maturing October 18, 2017		5,825	5,810,437
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		690	698,127
Patriot Coal Corporation
Term Loan, 9.25%, Maturing October 4, 2013		825	831,188
SunCoke Energy, Inc.
Term Loan, 4.00%, Maturing July 26, 2018		494	496,220
Waupaca Foundry, Inc.
Term Loan, 8.50%, Maturing June 29, 2017		642	649,898
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		625	632,813

			$10,181,808

Surface Transport — 1.3%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 9, 2018		3,472	$3,468,326
Term Loan, Maturing March 11, 2018(2)		1,800	1,796,625
Swift Transportation Co. Inc.
Term Loan, 5.00%, Maturing December 21, 2017		1,812	1,826,756

			$7,091,707

Telecommunications — 6.0%
Alaska Communications Systems Holdings, Inc.
Term Loan, 5.50%, Maturing October 21, 2016		1,793	$1,665,307
Cellular South, Inc.
Term Loan, 4.50%, Maturing July 27, 2017		839	841,473
Cricket Communications, Inc.
Term Loan, 4.75%, Maturing October 10, 2019		475	477,969

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value

Telecommunications (continued)
Crown Castle International Corporation
Term Loan, 4.00%, Maturing January 31, 2019		1,861	$1,873,849
Intelsat Jackson Holdings Ltd.
Term Loan, 4.50%, Maturing April 2, 2018		10,221	10,310,965
Macquarie UK Broadcast Limited
Term Loan, 3.00%, Maturing December 1, 2014	GBP	755	1,153,239
MetroPCS Wireless, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		3,940	3,955,528
Oberthur Technologies Holding SAS
Term Loan, 6.25%, Maturing March 30, 2019		575	573,203
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018		938	941,057
Term Loan, 3.75%, Maturing September 27, 2019		425	427,656
Syniverse Holdings, Inc.
Term Loan, 5.00%, Maturing April 23, 2019		1,845	1,856,908
Telesat LLC
Term Loan, 4.25%, Maturing March 28, 2019		6,808	6,847,083
Windstream Corporation
Term Loan, 4.00%, Maturing August 8, 2019		923	929,608

			$31,853,845

Utilities — 3.5%
AES Corporation
Term Loan, 4.25%, Maturing June 1, 2018		2,561	$2,580,208
Calpine Corporation
Term Loan, 4.50%, Maturing April 2, 2018		938	942,313
Term Loan, 4.50%, Maturing April 2, 2018		2,758	2,768,657
Term Loan, 4.50%, Maturing September 27, 2019		825	827,681
Dynegy Midwest Generation LLC
Term Loan, 9.25%, Maturing August 4, 2016		520	540,540
Dynegy Power, LLC
Term Loan, 9.25%, Maturing August 4, 2016		941	984,880
Invenergy LLC
Term Loan, 9.00%, Maturing November 21, 2017		725	730,437
LSP Madison Funding, LLC
Term Loan, 5.50%, Maturing June 28, 2019		1,122	1,133,409
NRG Energy, Inc.
Term Loan, 4.00%, Maturing July 2, 2018		4,370	4,400,822
Texas Competitive Electric Holdings Company, LLC
Term Loan, 4.75%, Maturing October 10, 2017		5,832	3,790,770

			$18,699,717

Total Senior Floating-Rate Interests (identified cost $758,902,517)			$760,441,728

17	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Corporate Bonds & Notes — 11.6%

Security	Principal Amount* (000’s omitted)	Value

Automotive — 0.1%
American Axle & Manufacturing, Inc., Sr. Notes
9.25%, 1/15/17(6)	92	$103,385
General Motors Financial Co., Inc., Sr. Notes
4.75%, 8/15/17(6)	70	71,715
HDTFS, Inc., Sr. Notes
6.25%, 10/15/22(6)	50	50,937
Visteon Corp.
6.75%, 4/15/19	30	31,013

		$257,050

Beverage and Tobacco — 0.1%
Alphabet Holding Co., Inc., Sr. Notes
7.75%, 11/1/17(3)(6)	125	$126,406
Constellation Brands, Inc., Sr. Notes
6.00%, 5/1/22	105	119,700
4.625%, 3/1/23	75	76,781
Innovation Ventures LLC/Innovation Ventures Finance Corp., Sr. Notes
9.50%, 8/15/19(6)	50	48,063

		$370,950

Broadcast Radio and Television — 0.2%
Entravision Communications Corp., Sr. Notes
8.75%, 8/1/17	948	$1,029,765
Starz, LLC/Starz Finance Corp., Sr. Notes
5.00%, 9/15/19(6)	70	71,925

		$1,101,690

Brokers, Dealers and Investment Houses — 0.0%(7)
Alliance Data Systems Corp., Sr. Notes
6.375%, 4/1/20(6)	55	$58,644

		$58,644

Building and Development — 0.1%
Isabelle Acquisition Sub, Inc., Sr. Notes
10.00%, 11/15/18(6)	130	$140,562
Nortek, Inc., Sr. Notes
10.00%, 12/1/18	85	94,669
8.50%, 4/15/21	25	27,000
8.50%, 4/15/21(6)	100	107,500

		$369,731

Security		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 0.1%
Education Management, LLC, Sr. Notes
8.75%, 6/1/14		280	$219,800
Infor US, Inc., Sr. Notes
9.375%, 4/1/19		60	66,600
TransUnion Holding Co., Inc., Sr. Notes
8.125%, 6/15/18(3)(6)		100	101,000

			$387,400

Cable and Satellite Television — 0.1%
CCO Holdings, LLC/CCO Holdings Capital Corp., Sr. Notes
5.25%, 9/30/22		190	$191,900
Cequel Communications Escrow I, LLC/Cequel Communications Escrow Capital Corp., Sr. Notes
6.375%, 9/15/20(6)		75	76,312

			$268,212

Chemicals and Plastics — 1.3%
Ashland, Inc., Sr. Notes
4.75%, 8/15/22(6)		35	$35,875
Hexion US Finance Corp., Sr. Notes
6.625%, 4/15/20		2,000	2,005,000
Ineos Finance PLC, Sr. Notes
7.25%, 2/15/19(6)	EUR	1,000	1,325,313
8.375%, 2/15/19(6)		1,825	1,923,094
7.50%, 5/1/20(6)		800	814,000
LyondellBasell Industries N.V., Sr. Notes
5.00%, 4/15/19		225	244,687
5.75%, 4/15/24		200	232,500
Rockwood Specialties Group, Inc., Sr. Notes
4.625%, 10/15/20		130	134,387
Tronox Finance, LLC, Sr. Notes
6.375%, 8/15/20(6)		110	110,138

			$6,824,994

Clothing / Textiles — 0.0%(7)
Wolverine World Wide, Inc., Sr. Notes
6.125%, 10/15/20(6)		40	$41,850

			$41,850

Conglomerates — 0.0%(7)
Belden, Inc., Sr. Sub. Notes
5.50%, 9/1/22(6)		50	$51,125

18	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Conglomerates (continued)
General Cable Corp., Sr. Notes
5.75%, 10/1/22(6)	75	$76,688

		$127,813

Containers and Glass Products — 1.1%
Berry Plastics Corp., Sr. Notes
5.09%, 2/15/15(8)	2,000	$2,007,000
BOE Merger Corp., Sr. Notes
9.50%, 11/1/17(3)(6)	60	60,150
Reynolds Group Holdings, Inc., Sr. Notes
5.75%, 10/15/20(6)	3,875	3,923,437

		$5,990,587

Cosmetics / Toiletries — 0.3%
Party City Holdings, Inc., Sr. Notes
8.875%, 8/1/20(6)	120	$128,100
Revlon Consumer Products Corp.
9.75%, 11/15/15	1,415	1,498,131

		$1,626,231

Diversified Financial Services — 0.1%
Air Lease Corp., Sr. Notes
4.50%, 1/15/16(6)	260	$261,300
CIT Group, Inc., Sr. Notes
5.50%, 2/15/19(6)	45	48,206
5.375%, 5/15/20	10	10,725
5.00%, 8/15/22	20	20,805
Nuveen Investments, Inc., Sr. Notes
9.50%, 10/15/20(6)	130	131,625

		$472,661

Drugs — 0.1%
Valeant Pharmaceuticals International, Sr. Notes
6.375%, 10/15/20(6)	105	$110,775
VPI Escrow Corp., Sr. Notes
6.375%, 10/15/20(6)	135	142,762

		$253,537

Ecological Services and Equipment — 0.1%
ADS Waste Holdings, Inc., Sr. Notes
8.25%, 10/1/20(6)	50	$51,875

Security		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)
Clean Harbors, Inc., Sr. Notes
5.25%, 8/1/20(6)		50	$51,500
Environmental Systems Product Holdings, Inc., Jr. Notes
18.00%, 3/31/15(3)(4)(6)		460	390,401

			$493,776

Electronics / Electrical — 0.0%(7)
Brocade Communications Systems, Inc., Sr. Notes
6.625%, 1/15/18		30	$31,275
6.875%, 1/15/20		30	32,625
Nuance Communications, Inc., Sr. Notes
5.375%, 8/15/20(6)		120	123,000

			$186,900

Equipment Leasing — 0.4%
International Lease Finance Corp., Sr. Notes
5.65%, 6/1/14		1,000	$1,053,750
6.75%, 9/1/16(6)		350	397,250
7.125%, 9/1/18(6)		350	413,000

			$1,864,000

Financial Intermediaries — 1.4%
Ally Financial, Inc., Sr. Notes
2.618%, 12/1/14(8)		55	$54,381
0.00%, 6/15/15		80	72,400
4.625%, 6/26/15		500	519,721
First Data Corp., Sr. Notes
7.375%, 6/15/19(6)		1,000	1,040,000
6.75%, 11/1/20(6)		1,480	1,487,400
Ford Motor Credit Co., LLC, Sr. Notes
12.00%, 5/15/15		2,250	2,790,000
Lender Processing Services, Inc., Sr. Notes
5.75%, 4/15/23		75	79,687
UPCB Finance II, Ltd., Sr. Notes
6.375%, 7/1/20(6)	EUR	1,000	1,347,995

			$7,391,584

Food Products — 0.0%(7)
Smithfield Foods, Inc., Sr. Notes
6.625%, 8/15/22		95	$99,750

			$99,750

19	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Food Service — 0.0%(7)
Ruby Tuesday, Inc., Sr. Notes
7.625%, 5/15/20(6)	105	$100,144

		$100,144

Forest Products — 0.0%(7)
Boise Cascade, LLC/Boise Cascade Finance Corp., Sr. Notes
6.375%, 11/1/20(6)	15	$15,263

		$15,263

Health Care — 0.9%
Accellent, Inc., Sr. Notes
8.375%, 2/1/17	135	$138,713
Biomet, Inc., Sr. Notes
6.50%, 8/1/20(6)	115	119,169
CDRT Holding Corp., Sr. Notes
9.25%, 10/1/17(3)(6)	80	77,200
Community Health Systems, Inc., Sr. Notes
5.125%, 8/15/18	2,195	2,282,800
7.125%, 7/15/20	120	127,050
DaVita, Inc., Sr. Notes
5.75%, 8/15/22	215	225,750
DJO Finance, LLC/DJO Finance Corp.
8.75%, 3/15/18(6)	20	21,450
HCA, Inc., Sr. Notes
4.75%, 5/1/23	1,050	1,052,625
5.875%, 5/1/23	50	50,625
Hologic, Inc., Sr. Notes
6.25%, 8/1/20(6)	245	260,925
IMS Health, Inc., Sr. Notes
6.00%, 11/1/20(6)	75	76,500
INC Research, LLC., Sr. Notes
11.50%, 7/15/19(6)	55	55,550
Kinetic Concepts, Inc./KCI USA, Inc.
10.50%, 11/1/18(6)	45	48,150
United Surgical Partners International, Inc., Sr. Notes
9.00%, 4/1/20(6)	60	66,000
VWR Funding, Inc., Sr. Notes
7.25%, 9/15/17(6)	185	189,162

		$4,791,669

Home Furnishings — 0.2%
Libbey Glass, Inc., Sr. Notes
6.875%, 5/15/20(6)	735	$786,450

Security	Principal Amount* (000’s omitted)	Value

Home Furnishings (continued)
Mead Products, LLC/ACCO Brands Corp., Sr. Notes
6.75%, 4/30/20(6)	200	$205,250
Serta Simmons Holdings, LLC, Sr. Notes
8.125%, 10/1/20(6)	80	81,100

		$1,072,800

Industrial Equipment — 0.0%(7)
Manitowoc Co., Inc. (The), Sr. Notes
5.875%, 10/15/22	65	$65,325

		$65,325

Insurance — 0.2%
Alliant Holdings I, Inc., Sr. Notes
11.00%, 5/1/15(6)	40	$41,440
CNO Financial Group, Inc., Sr. Notes
6.375%, 10/1/20(6)	1,050	1,092,000
Hub International, Ltd., Sr. Notes
8.125%, 10/15/18(6)	70	72,275

		$1,205,715

Leisure Goods / Activities / Movies — 0.2%
AMC Entertainment, Inc., Sr. Notes
8.75%, 6/1/19	110	$122,100
National CineMedia, LLC, Sr. Notes
6.00%, 4/15/22(6)	790	837,400
Royal Caribbean Cruises, Sr. Notes
6.875%, 12/1/13	35	36,925
7.00%, 6/15/13	95	98,325
7.25%, 6/15/16	25	28,375
7.25%, 3/15/18	50	55,937
Seven Seas Cruises, S. DE R.L.
9.125%, 5/15/19	65	67,844
Viking Cruises, Ltd., Sr. Notes
8.50%, 10/15/22(6)	60	62,250

		$1,309,156

Lodging and Casinos — 1.1%
Boyd Acquisition Sub, LLC/Boyd Acquisition Finance Corp., Sr. Notes
8.375%, 2/15/18(6)	50	$51,375
Buffalo Thunder Development Authority, Sr. Notes
9.375%, 12/15/14(6)(9)	480	172,800

20	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Caesars Entertainment Operating Co., Sr. Notes
5.375%, 12/15/13	20	$19,225
8.50%, 2/15/20(6)	2,100	2,068,500
11.25%, 6/1/17	1,500	1,631,250
Inn of the Mountain Gods Resort & Casino, Sr. Notes
8.75%, 11/30/20(6)	93	91,256
Mohegan Tribal Gaming Authority
10.50%, 12/15/16(6)	95	90,488
11.00%, 9/15/18(6)	400	300,500
Peninsula Gaming, LLC, Sr. Notes
10.75%, 8/15/17	1,000	1,131,250
Tunica-Biloxi Gaming Authority, Sr. Notes
9.00%, 11/15/15(6)	310	283,650
Waterford Gaming, LLC, Sr. Notes
8.625%, 9/15/14(4)(6)	174	94,378

		$5,934,672

Mining, Steel, Iron and Nonprecious Metals — 0.0%(7)
IAMGOLD Corp.
6.75%, 10/1/20(6)	130	$130,000

		$130,000

Nonferrous Metals / Minerals — 0.1%
FMG Resources (August 2006) Pty, Ltd., Sr. Notes
7.00%, 11/1/15(6)	55	$55,825
Molycorp, Inc., Sr. Notes
10.00%, 6/1/20(6)	110	106,425
New Gold, Inc., Sr. Notes
7.00%, 4/15/20(6)	40	42,600
Penn Virginia Resource Partners, LP/Penn Virginia Resource Finance Corp. II, Sr. Notes
8.375%, 6/1/20(6)	50	52,750

		$257,600

Oil and Gas — 0.6%
Bristow Group, Inc.
6.25%, 10/15/22	80	$84,000
Chesapeake Energy Corp., Sr. Notes
6.125%, 2/15/21	65	66,138
Concho Resources, Inc., Sr. Notes
5.50%, 4/1/23	80	84,200
Continental Resources, Inc.
5.00%, 9/15/22	30	31,725
5.00%, 9/15/22(6)	235	248,219

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
CVR Refining, LLC/Coffeyville Finance, Inc., Sr. Notes
6.50%, 11/1/22(6)	125	$122,812
EP Energy, LLC/EP Energy Finance, Inc.
6.875%, 5/1/19(6)	290	314,650
EP Energy, LLC/EP Energy Finance, Inc., Sr. Notes
9.375%, 5/1/20(6)	210	233,100
EP Energy, LLC/Everest Acquisition Finance, Inc., Sr. Notes
7.75%, 9/1/22(6)	35	36,400
EPL Oil & Gas, Inc., Sr. Notes
8.25%, 2/15/18(6)	75	74,625
Forest Oil Corp., Sr. Notes
7.50%, 9/15/20(6)	105	107,625
Halcon Resources Corp., Sr. Notes
9.75%, 7/15/20(6)	100	106,000
8.875%, 5/15/21(6)	50	50,813
Laredo Petroleum, Inc., Sr. Notes
7.375%, 5/1/22	90	98,550
MEG Energy Corp., Sr. Notes
6.375%, 1/30/23(6)	100	107,500
Newfield Exploration Co., Sr. Notes
5.625%, 7/1/24	120	128,400
Oasis Petroleum, Inc., Sr. Notes
6.875%, 1/15/23	135	143,775
Offshore Group Investment, Ltd., Sr. Notes
7.50%, 11/1/19(6)	100	99,000
Petroleum Development Corp., Sr. Notes
12.00%, 2/15/18	115	125,778
Plains Exploration & Production Co., Sr. Notes
6.875%, 2/15/23	200	200,000
Sabine Pass LNG, LP, Sr. Notes
6.50%, 11/1/20(6)	100	102,375
Seadrill, Ltd., Sr. Notes
5.625%, 9/15/17(6)	270	271,350
SESI, LLC, Sr. Notes
6.875%, 6/1/14	30	30,056
SM Energy Co., Sr. Notes
6.50%, 1/1/23(6)	75	78,750
Tesoro Corp., Sr. Notes
5.375%, 10/1/22	105	109,987

		$3,055,828

21	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Publishing — 0.1%
Laureate Education, Inc.
9.25%, 9/1/19(6)	605	$598,950
Nielsen Finance, LLC, Sr. Notes
4.50%, 10/1/20(6)	130	130,000

		$728,950

Radio and Television — 0.2%
Clear Channel Communications, Inc., Sr. Notes
9.00%, 12/15/19(6)	453	$409,965
Univision Communications, Inc., Sr. Notes
6.75%, 9/15/22(6)	825	829,125
WMG Acquisition Corp., Sr. Notes
6.00%, 1/15/21(6)	50	50,375

		$1,289,465

Rail Industries — 0.1%
American Railcar Industry, Sr. Notes
7.50%, 3/1/14	111	$112,665
Kansas City Southern Mexico, Sr. Notes
8.00%, 2/1/18	500	560,000

		$672,665

Retailers (Except Food and Drug) — 0.2%
Claire’s Stores, Inc., Sr. Notes
9.00%, 3/15/19(6)	70	$73,412
Dollar General Corp., Sr. Notes
4.125%, 7/15/17	35	36,750
HD Supply, Inc., Sr. Notes
8.125%, 4/15/19(6)	35	38,588
Michaels Stores, Inc., Sr. Notes
7.75%, 11/1/18(6)	50	53,938
7.75%, 11/1/18	140	151,025
Pantry, Inc., Sr. Notes
8.375%, 8/1/20(6)	70	73,150
PETCO Holdings, Inc., Sr. Notes
8.50%, 10/15/17(3)(6)	200	201,750
Radio Systems Corp.
8.375%, 11/1/19(6)	60	61,350
Sally Holdings, LLC/Sally Capital, Inc., Sr. Notes
5.75%, 6/1/22	175	187,906
ServiceMaster Company, Sr. Notes
7.00%, 8/15/20(6)	110	111,650

		$989,519

Security	Principal Amount* (000’s omitted)	Value

Technology — 0.0%(7)
NCR Corp., Sr. Notes
5.00%, 7/15/22(6)	60	$61,575

		$61,575

Telecommunications — 0.7%
Avaya, Inc., Sr. Notes
9.75%, 11/1/15	840	$751,800
Crown Castle International Corp., Sr. Notes
5.25%, 1/15/23(6)	100	103,875
Hughes Satellite Systems Corp., Sr. Notes
6.50%, 6/15/19	1,000	1,075,000
Intelsat Jackson Holdings, Ltd., Sr. Notes
7.25%, 10/15/20(6)	160	170,400
SBA Communications Corp., Sr. Notes
5.625%, 10/1/19(6)	105	107,100
SBA Telecommunications, Inc., Sr. Notes
5.75%, 7/15/20(6)	85	88,719
Sprint Nextel Corp., Sr. Notes
7.00%, 8/15/20	1,045	1,150,806

		$3,447,700

Utilities — 1.5%
Calpine Corp., Sr. Notes
7.50%, 2/15/21(6)	4,253	$4,646,402
7.875%, 1/15/23(6)	3,015	3,346,650
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc., Sr. Notes
6.875%, 8/15/17(6)	35	35,613
Reliant Energy, Inc., Sr. Notes
7.625%, 6/15/14	20	21,500

		$8,050,165

Total Corporate Bonds & Notes (identified cost $58,858,724)		$61,365,571

Asset-Backed Securities — 0.9%
Security	Principal Amount (000’s omitted)	Value
Alzette European CLO SA, Series 2004-1A, Class E2, 6.968%, 12/15/20(8)	$296	$263,473
Avalon Capital Ltd. 3, Series 1A, Class D, 2.381%, 2/24/19(6)(8)	589	526,714
Babson Ltd., Series 2005-1A, Class C1, 2.29%, 4/15/19(6)(8)	753	650,628

22	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.908%, 3/8/17(8)	$985	$961,052
Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.08%, 7/17/19(8)	750	684,106
Comstock Funding Ltd., Series 2006-1A, Class D, 4.673%, 5/30/20(6)(8)	692	614,958
Schiller Park CLO Ltd., Series 2007-1A, Class D, 2.701%, 4/25/21(6)(8)	1,000	870,104

Total Asset-Backed Securities (identified cost $4,896,124)		$4,571,035

Common Stocks — 1.3%

Security	Shares	Value

Air Transport — 0.0%(7)
Delta Air Lines, Inc.(10)(11)	3,971	$38,241

		$38,241

Automotive — 0.1%
Dayco Products, LLC(4)(10)(11)	18,702	$476,901

		$476,901

Building and Development — 0.1%
Panolam Holdings Co.(4)(10)(12)	253	$446,590
United Subcontractors, Inc.(4)(10)(11)	508	21,161

		$467,751

Ecological Services and Equipment — 0.1%
Environmental Systems Products Holdings, Inc.(4)(10)(12)	6,211	$448,620

		$448,620

Financial Intermediaries — 0.0%(7)
RTS Investor Corp.(4)(10)(11)	78	$7,433

		$7,433

Food Service — 0.1%
Buffets Restaurants Holdings, Inc.(4)(10)(11)	44,318	$401,078

		$401,078

Leisure Goods / Activities / Movies — 0.3%
Metro-Goldwyn-Mayer Holdings, Inc.(10)(11)	50,438	$1,606,138

		$1,606,138

Security	Shares	Value

Lodging and Casinos — 0.1%
Greektown Superholdings, Inc.(10)	71	$3,621
Tropicana Entertainment, Inc.(4)(10)(11)	35,670	499,380

		$503,001

Nonferrous Metals / Minerals — 0.0%(7)
Euramax International, Inc.(10)(11)	701	$147,252

		$147,252

Oil and Gas — 0.0%(7)
SemGroup Corp.(10)	1,397	$53,980

		$53,980

Publishing — 0.5%
Ion Media Networks, Inc.(4)(10)(11)	3,990	$2,537,640
MediaNews Group, Inc.(4)(10)(11)	10,718	224,862
Source Interlink Companies, Inc.(4)(10)(11)	2,290	0

		$2,762,502

Total Common Stocks (identified cost $4,030,287)		$6,912,897

Preferred Stocks — 0.0%(7)

Security	Shares	Value

Ecological Services and Equipment — 0.0%(7)
Environmental Systems Products Holdings, Inc., Series A(4)(10)(12)	1,422	$89,586

Total Preferred Stocks (identified cost $24,885)		$89,586

Warrants — 0.0%(7)

Security	Shares	Value

Oil and Gas — 0.0%(7)
SemGroup Corp., Expires 11/30/14(10)	1,470	$22,131

		$22,131

23	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Publishing — 0.0%
Reader’s Digest Association, Inc. (The), Expires 2/19/14(4)(10)(11)	1,450	$0

		$0

Total Warrants (identified cost $14)		$22,131

Miscellaneous — 0.0%(7)

Security	Shares	Value

Oil and Gas — 0.0%(7)
SemGroup Corp., Escrow Certificate(10)	540,000	$24,300

Total Miscellaneous (identified cost $0)		$24,300

Short-Term Investments — 2.9%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(13)	$15,116	$15,116,330

Total Short-Term Investments (identified cost $15,116,330)		$15,116,330

Total Investments — 160.6% (identified cost $841,828,881)		$848,543,578

Less Unfunded Loan Commitments — (0.1)%		$(121,622)

Net Investments — 160.5% (identified cost $841,707,259)		$848,421,956

Other Assets, Less Liabilities — (35.7)%		$(188,653,079)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (24.8)%		$(131,304,131)

Net Assets Applicable to Common Shares — 100.0%		$528,464,746

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

EUR	–	Euro
GBP	–	British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2012, at which time the interest rate will be determined.

(3)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 13).

(5)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2012, the aggregate value of these securities is $38,999,743 or 7.4% of the Trust’s net assets applicable to common shares.

(7)	Amount is less than 0.05%.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2012.

(9)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(10)	Non-income producing security.

(11)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(12)	Restricted security (see Note 8).

(13)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

24	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Unaffiliated investments, at value (identified cost, $826,590,929)	$833,305,626
Affiliated investment, at value (identified cost, $15,116,330)	15,116,330
Cash	2,597,517
Restricted cash*	410,000
Foreign currency, at value (identified cost, $482,260)	482,400
Interest receivable	3,791,551
Interest receivable from affiliated investment	2,240
Receivable for investments sold	3,372,445
Receivable for open forward foreign currency exchange contracts	6,074
Receivable from the transfer agent	73,008
Prepaid expenses	38,243
Total assets	$859,195,434

Liabilities
Notes payable	$175,000,000
Payable for investments purchased	23,105,486
Payable for open forward foreign currency exchange contracts	425,655
Payable to affiliates:
Investment adviser fee	532,182
Trustees’ fees	2,739
Accrued expenses	360,495
Total liabilities	$199,426,557
Auction preferred shares (5,252 shares outstanding) at liquidation value plus cumulative unpaid dividends	$131,304,131
Net assets applicable to common shares	$528,464,746

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 33,810,170 shares issued and outstanding	$338,102
Additional paid-in capital	637,033,548
Accumulated net realized loss	(118,199,640)
Accumulated undistributed net investment income	3,076,692
Net unrealized appreciation	6,216,044
Net assets applicable to common shares	$528,464,746

Net Asset Value Per Common Share
($528,464,746 ÷ 33,810,170 common shares issued and outstanding)	$15.63

*	Represents restricted cash on deposit at the custodian as collateral for open financial contracts.

25	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest and other income	$45,500,583
Dividends	835,542
Interest income allocated from affiliated investment	16,571
Expenses allocated from affiliated investment	(2,254)
Total investment income	$46,350,442

Expenses
Investment adviser fee	$6,137,419
Trustees’ fees and expenses	33,361
Custodian fee	371,201
Transfer and dividend disbursing agent fees	18,615
Legal and accounting services	131,858
Printing and postage	82,766
Interest expense and fees	2,175,550
Preferred shares service fee	200,462
Miscellaneous	155,325
Total expenses	$9,306,557
Deduct —
Reduction of investment adviser fee	$29,525
Reduction of custodian fee	24
Total expense reductions	$29,549

Net expenses	$9,277,008

Net investment income	$37,073,434

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,710,438
Investment transactions allocated from affiliated investment	218
Foreign currency and forward foreign currency exchange contract transactions	2,425,694
Net realized gain	$6,136,350
Change in unrealized appreciation (depreciation) —
Investments	$17,855,904
Foreign currency and forward foreign currency exchange contracts	(876,603)
Net change in unrealized appreciation (depreciation)	$16,979,301

Net realized and unrealized gain	$23,115,651

Distributions to preferred shareholders
From net investment income	$(218,137)

Net increase in net assets from operations	$59,970,948

26	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$37,073,434	$34,231,038
Net realized gain (loss) from investment, foreign currency and forward foreign currency exchange contract transactions	6,136,350	(2,200,051)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	16,979,301	1,468,163
Distributions to preferred shareholders —
From net investment income	(218,137)	(291,157)
Net increase in net assets from operations	$59,970,948	$33,207,993
Distributions to common shareholders —
From net investment income	$(35,540,737)	$(35,840,010)
Total distributions to common shareholders	$(35,540,737)	$(35,840,010)
Capital share transactions —
Reinvestment of distributions to common shareholders	$651,989	$817,192
Net increase in net assets from capital share transactions	$651,989	$817,192

Net increase (decrease) in net assets	$25,082,200	$(1,814,825)

Net Assets Applicable to Common Shares
At beginning of year	$503,382,546	$505,197,371
At end of year	$528,464,746	$503,382,546

Accumulated undistributed net investment income included in net assets
At end of year	$3,076,692	$633,849

27	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2012
Net increase in net assets from operations	$59,970,948
Distributions to preferred shareholders	218,137
Net increase in net assets from operations excluding distributions to preferred shareholders	$60,189,085
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(449,404,031)
Investments sold and principal repayments	440,732,656
Increase in short-term investments, net	(3,916,081)
Net amortization/accretion of premium (discount)	(3,615,882)
Decrease in restricted cash	370,000
Decrease in interest and dividends receivable	132,129
Increase in interest receivable from affiliated investment	(1,393)
Decrease in receivable for open forward foreign currency exchange contracts	872,927
Increase in receivable from the transfer agent	(73,008)
Increase in prepaid expenses	(11,365)
Decrease in other assets	10,281
Decrease in payable for open forward foreign currency exchange contracts	(177,647)
Increase in payable to affiliate for investment adviser fee	65,207
Increase in payable to affiliate for Trustees’ fees	570
Decrease in accrued expenses	(46,180)
Decrease in unfunded loan commitments	(240,939)
Net change in unrealized (appreciation) depreciation from investments	(17,855,904)
Net realized gain from investments	(3,710,438)
Net cash provided by operating activities	$23,319,987

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(34,888,748)
Cash distributions to preferred shareholders	(223,066)
Proceeds from notes payable	10,000,000
Net cash used in financing activities	$(25,111,814)

Net decrease in cash*	$(1,791,827)

Cash at beginning of year(1)	$4,871,744

Cash at end of year(1)	$3,079,917

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$651,989
Cash paid for interest and fees on borrowings	2,194,321

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(48,685).

(1)	Balance includes foreign currency, at value.

28	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year (Common shares)	$14.910	$14.980	$13.700	$10.190	$17.800

Income (Loss) From Operations
Net investment income(1)	$1.097	$1.014	$1.025	$0.978	$1.665
Net realized and unrealized gain (loss)	0.681	(0.013)	1.374	3.423	(7.647)
Distributions to preferred shareholders
From net investment income(1)	(0.006)	(0.009)	(0.011)	(0.028)	(0.367)

Total income (loss) from operations	$1.772	$0.992	$2.388	$4.373	$(6.349)

Less Distributions to Common Shareholders
From net investment income	$(1.052)	$(1.062)	$(1.108)	$(0.863)	$(1.142)
Tax return of capital	—	—	—	—	(0.119)

Total distributions to common shareholders	$(1.052)	$(1.062)	$(1.108)	$(0.863)	$(1.261)

Net asset value — End of year (Common shares)	$15.630	$14.910	$14.980	$13.700	$10.190

Market value — End of year (Common shares)	$16.250	$14.550	$15.640	$12.980	$9.480

Total Investment Return on Net Asset Value(2)	12.31%	6.69%	17.93%	46.90%	(37.33)%

Total Investment Return on Market Value(2)	19.66%	(0.28)%	29.96%	49.61%	(35.90)%

29	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
Ratios/Supplemental Data	2012	2011	2010	2009	2008
Net assets applicable to common shares, end of year (000’s omitted)	$528,465	$503,383	$505,197	$460,700	$342,457
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees(4)	1.38%	1.29%	1.22%	1.21%	1.18%
Interest and fee expense(5)	0.42%	0.44%	0.49%	1.15%	0.99%
Total expenses	1.80%	1.73%	1.71%	2.36%	2.17%
Net investment income	7.20%	6.69%	7.11%	9.21%	10.66%
Portfolio Turnover	54%	49%	36%	42%	21%
The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(3)
Expenses excluding interest and fees(4)	0.87%	0.83%	0.77%	0.74%	0.68%
Interest and fee expense(5)	0.27%	0.28%	0.31%	0.70%	0.57%
Total expenses	1.14%	1.11%	1.08%	1.44%	1.25%
Net investment income	4.54%	4.28%	4.50%	5.63%	6.12%
Senior Securities:
Total notes payable outstanding (in 000’s)	$175,000	$165,000	$150,000	$150,000	$154,200
Asset coverage per $1,000 of notes payable(6)	$4,770	$4,847	$5,243	$4,947	$4,074
Total preferred shares outstanding	5,252	5,252	5,252	5,252	5,252
Asset coverage per preferred share(7)	$68,133	$67,473	$69,900	$65,945	$55,060
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Interest and fee expense relates to the notes payable incurred to redeem the Trust’s APS (see Note 10).

(6)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(7)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 273%, 270%, 280%, 264% and 220% at October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

(8)	Plus accumulated and unpaid dividends.

30	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Senior Floating-Rate Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide a high level of current income. The Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to

31

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Notes to Financial Statements — continued

maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2012, the Trust, for federal income tax purposes, had a capital loss carryforward of $117,881,749 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($4,686,994), October 31, 2014 ($1,142,602), October 31, 2015 ($2,782,217), October 31, 2016 ($63,478,422), October 31, 2017 ($33,311,438), October 31, 2018 ($11,668,372) and October 31, 2019 ($811,704). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2012.

During the year ended October 31, 2012, a capital loss carryforward of $5,981,037 was utilized to offset net realized gains by the Trust.

As of October 31, 2012, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2012, the Trust had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

32

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Notes to Financial Statements — continued

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on January 26, 2004 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A and Series B, and approximately monthly for Series C and Series D by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

The number of APS issued and outstanding as of October 31, 2012 is as follows:

APS Issued and Outstanding

Series A	1,313
Series B	1,313
Series C	1,313
Series D	1,313

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at October 31, 2012, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at October 31, 2012	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.18%	$52,612	0.16%	0.05–0.75
Series B	0.18	52,520	0.16	0.05–0.75
Series C	0.11	62,394	0.19	0.05–0.50
Series D	0.13	50,611	0.15	0.05–0.23

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rate for each series as of October 31, 2012.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

33

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Notes to Financial Statements — continued

Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$35,758,874	$36,131,167

During the year ended October 31, 2012, accumulated undistributed net investment income was increased by $1,128,283, accumulated net realized loss was increased by $27,845 and paid-in capital was decreased by $1,100,438 due to differences between book and tax accounting, primarily for premium amortization, partnership investments, defaulted bond interest, mixed straddles and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,096,680
Capital loss carryforward	$(117,881,749)
Net unrealized appreciation	$5,878,165

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, defaulted bond interest and premium amortization.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Trust’s investment adviser fee amounted to $6,137,419. EVM also serves as administrator of the Trust, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Trust for fees and other expenses at an annual rate of 0.20% of the Trust’s average daily gross assets during the first five full years of the Trust’s operations, 0.15% of the Trust’s average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. The Trust concluded its first eight full years of operations on November 28, 2011. Pursuant to this agreement, EVM waived $29,525 of its investment adviser fee for the year ended October 31, 2012.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $455,028,767 and $436,134,737, respectively, for the year ended October 31, 2012.

6  Common Shares of Beneficial Interest

Common shares issued pursuant to the Trust’s dividend reinvestment plan for the years ended October 31, 2012 and October 31, 2011 were 42,479 and 51,827, respectively.

34

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Notes to Financial Statements — continued

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$842,045,138

Gross unrealized appreciation	$17,435,372
Gross unrealized depreciation	(11,058,554)

Net unrealized appreciation	$6,376,818

8  Restricted Securities

At October 31, 2012, the Trust owned the following securities (representing 0.2% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Environmental Systems Products Holdings, Inc.	10/25/07	6,211	$0	$448,620
Panolam Holdings Co.	12/30/09	253	139,024	446,590

Total Common Stocks			$139,024	$895,210

Preferred Stocks
Environmental Systems Products Holdings, Inc., Series A	10/25/07	1,422	$24,885	$89,586

Total Restricted Securities			$163,909	$984,796

9  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

35

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/30/12	British Pound Sterling 3,449,408	United States Dollar 5,458,447	JPMorgan Chase Bank	$(107,503)
11/30/12	Euro 6,055,965	United States Dollar 7,596,451	Citibank NA	(254,899)
12/31/12	British Pound Sterling 3,499,128	United States Dollar 5,649,745	Goldman Sachs International	4,049
12/31/12	Euro 5,192,376	United States Dollar 6,682,640	HSBC Bank USA	(51,599)
1/31/13	British Pound Sterling 1,931,981	United States Dollar 3,105,176	HSBC Bank USA	(11,654)
1/31/13	Euro 2,332,550	United States Dollar 3,028,093	Deutsche Bank	2,025

				$(419,581)

At October 31, 2012, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts. The Trust also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At October 31, 2012, the fair value of derivatives with credit-related contingent features in a net liability position was $425,655. The aggregate fair value of assets pledged as collateral by the Trust for such liability was $410,000 at October 31, 2012.

The non-exchange traded derivatives in which the Trust invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2012, the maximum amount of loss the Trust would incur due to counterparty risk was $6,074, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $4,049. To mitigate this risk, the Trust has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Trust or the counterparty. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Trust if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$6,074	(1)	$(425,655	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

36

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$2,519,618	(1)	$(695,280	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2012, which is indicative of the volume of this derivative type, was approximately $33,558,000.

10  Credit Agreement

The Trust has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $185 million pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Trust pays a commitment fee of 0.15% on the borrowing limit. The Trust is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2012, the Trust had borrowings outstanding under the Agreement of $175,000,000 at an interest rate of 1.03%. The carrying amount of the borrowings at October 31, 2012 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 13) at October 31, 2012. For the year ended October 31, 2012, the average borrowings under the Agreement and the average interest rate were $170,027,322 and 1.11%, respectively.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

13  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

37

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3(x)	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$758,450,460	$1,869,646	$760,320,106
Corporate Bonds & Notes	—	60,880,792	484,779	61,365,571
Asset-Backed Securities	—	4,571,035	—	4,571,035
Common Stocks	92,221	1,757,011	5,063,665	6,912,897
Preferred Stocks	—	—	89,586	89,586
Warrants	—	22,131	0	22,131
Miscellaneous	—	24,300	—	24,300
Short-Term Investments	—	15,116,330	—	15,116,330

Total Investments	$92,221	$840,822,059	$7,507,676	$848,421,956

Forward Foreign Currency Exchange Contracts	$—	$6,074	$—	$6,074

Total	$92,221	$840,828,133	$7,507,676	$848,428,030

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(425,655)	$—	$(425,655)

Total	$—	$(425,655)	$—	$(425,655)

38

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Notes to Financial Statements — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Floating- Rate Interests	Investments in Corporate Bonds & Notes	Investments in Common Stocks	Investments in Preferred Stocks	Investments in Warrants	Total

Balance as of October 31, 2011	$2,354,268	$435,763	$7,420,504	$87,538	$0	$10,298,073
Realized gains (losses)	(278,014)	(442,704)	3,271,966	—	18,652	2,569,900
Change in net unrealized appreciation (depreciation)*	62,048	436,109	(3,620,947)	2,048	—	(3,120,742)
Cost of purchases(1)	2,799,312	87,622	402,851	—	—	3,289,785
Proceeds from sales(1)	(3,088,631)	(35,775)	(3,665,615)	—	(18,652)	(6,808,673)
Accrued discount (premium)	20,663	3,764	—	—	—	24,427
Transfers to Level 3**	—	—	1,254,906	—	—	1,254,906
Transfers from Level 3**	—	—	—	—	—	—

Balance as of October 31, 2012	$1,869,646	$484,779	$5,063,665	$89,586	$0	$7,507,676

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2012*	$(859,392)	$(29,554)	$(541,514)	$2,048	$—	$(1,428,412)

*	Amount is included in the related amount on investments in the Statement of Operations.

**	Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of these investments.

(1)	Cost of purchases may include securities received in corporate actions; proceeds from sales may include securities delivered in corporate actions.

(x)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

14. Subsequent Event

Pursuant to a registration statement filed with the SEC effective November 14, 2012, the Trust is authorized to issue up to an additional 3,380,550 common shares through a shelf offering. The Trust did not issue a significant number of shares under the shelf offering through December 17, 2012, the date the financial statements were issued.

39

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Floating-Rate Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Floating-Rate Trust (the “Trust”), including the portfolio of investments, as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2012, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Floating-Rate Trust as of October 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2012

40

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As requested by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Trust designates approximately $835,542, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Trust’s dividend distribution that qualifies under tax law. For the Trust’s fiscal 2012 ordinary income dividends, 2.15% qualifies for the corporate dividends received deduction.

41

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on August 24, 2012. The following action was taken by the shareholders:

Item 1:  The election of Ronald A. Pearlman, Helen Frame Peters and Harriett Tee Taggart as Class III Trustees of the Trust for a three-year term expiring in 2015 and Scott E. Eston as a Class I Trustee of the Trust for a one-year term expiring in 2013.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Ronald A. Pearlman	30,030,904	898,533
Helen Frame Peters	30,062,495	866,942
Harriett Tee Taggart	30,026,648	902,789
Scott E. Eston	30,068,707	860,730

42

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

43

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Floating-Rate Trust

c/o American Stock Transfer & Trust Company

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2012, Trust records indicate that there are 53 registered shareholders and approximately 22,165 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFR.

44

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Management and Organization

Trust Management.  The Trustees of Eaton Vance Senior Floating-Rate Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2014. 3 years. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2013. 1 year. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty(A) 1963	Class I Trustee	Until 2013. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2013. 3 years. Trustee since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2014. 3 years. Trustee since 2003.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class III Trustee	Until 2015. 3 years. Trustee since 2003.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

45

Eaton Vance

Senior Floating-Rate Trust

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2015. 3 years. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class I Trustee	Until 2013. 3 years. Trustee since 2003.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class III Trustee	Until 2015. 3 years. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class II Trustee	Until 2014. 3 years. Chairman of the Board since 2007 and Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Scott H. Page 1959	President	Since 2008	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2003	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(A)	APS Trustee

46

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  A Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that a Fund will take such action or that such purchases would reduce the discount. If applicable, a Fund may also redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  The Eaton Vance closed-end funds make certain fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each month. Certain fund performance data for the funds, including total returns, are posted to the website shortly after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

47

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2025-12/12	CE-FLRTSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2011 and October 31, 2012 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$77,250	$80,630
Audit-Related Fees(1)	$5,330	$5,330
Tax Fees(2)	$14,690	$15,090
All Other Fees(3)	$1,200	$1,240

Total	$98,470	$102,290

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2011 and October 31, 2012; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/11	10/31/12
Registrant	$21,220	$16,330
Eaton Vance(1)	$266,431	$566,619

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expect to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, Craig P. Russ, Peter M. Campo and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments as well as allocations of the Trust’s assets between common and preferred stocks. Messrs. Page, Russ and Campo are the portfolio managers responsible for the day-to-day management of the Trust’s investments.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is head of Eaton Vance’s Bank Loan Investment Group. Mr. Russ has been an Eaton Vance portfolio manager since 2001 and is a Vice President of EVM and BMR. Mr. Campo joined Eaton Vance in 2003 and is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Scott H. Page
Registered Investment Companies	13	$21,546.2	0	$0
Other Pooled Investment Vehicles	6	$7,092.3	1	$423.9
Other Accounts	2	$1,521.5	0	$0
Craig P. Russ
Registered Investment Companies	9	$19,094.7	0	$0
Other Pooled Investment Vehicles	1	$4,581.7	0	$0
Other Accounts	2	$1,521.5	0	$0
Peter M. Campo
Registered Investment Companies	1	$834.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Trust
Scott H. Page	$100,001 - $500,000
Craig P. Russ	None
Peter M. Campo	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Floating-Rate Trust

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	December 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 17, 2012

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	December 17, 2012